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                                                                 EXHIBIT 10.55

Loan No. 0250017732
                           SECOND AMENDMENT AGREEMENT
                                Promissory Note
                     (Line of Credit with Term Provisions)
                             (First Line of Credit)

     THIS AGREEMENT made this 25th day of September ___, 1995 by and among Standard Federal Bank, a federal savings bank ("Standard Federal"), Galion Holding Company, a Michigan corporation, Galion Solid Waste Equipment, Inc., a Michigan corporation, and Galion Dump Bodies, Inc., a Michigan corporation (collectively, "Borrower"), and McClain Industries, Inc. ("Guarantor").

      RECITALS:

      A. Borrower executed and delivered to Standard Federal a Promissory Note (Line of Credit with Term Provisions) (First Line of Credit) dated February 6, 1995, as amended March 20, 1995, in the principal amount of $800,000.00 (the "Note"), secured by a Security Agreement dated September 15, 1994 (the "Security Agreement"), and Two Open-End Commercial Mortgages and Assignments of Lease and Rentals dated June 29, 1993, as amended February 6, 1995 (the "Mortgages") and guaranteed by the Guarantor pursuant to a Guaranty dated February 6, 1995 (the "Guaranty").

      B. The Borrower has requested a decrease in the effective interest rate under the Note and Standard Federal and the Guarantor are agreeable thereto.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration the receipt and sufficiency whereof are hereby acknowledged, the parties hereto hereby warrant, represent and agree as follows:

      1. The Borrower is a Michigan corporation in good standing. All corporate resolutions heretofore delivered to Standard Federal relative to borrowing money and granting security interests remain in full force and effect. Borrower has duly authorized and validly executed and delivered this Amendment Agreement and such Agreement and the Note (as hereby amended) are valid and enforceable according to their terms and do not conflict with or violate Borrower's corporate charter or by-laws or any agreement or covenants to which Borrower is a party.

      2. The first sentence of the second paragraph of the Note is hereby deleted in its entirety and replaced by the following new sentence, effective as of September 25, 1995:

            The principal outstanding under this Note from time to time shall bear interest ("Effective Interest Rate"), on a basis of a year of 360 days for the actual number of days amounts are outstanding hereunder, at a rate per annum equal to the Wall Street Journal Prime Rate.
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      3.    Except as herein amended, the Note, Security Agreement, Mortgages and Guaranty shall remain in full force and effect. This Amendment Agreement may be attached to the Note as a rider, but such attachment shall not be necessary to the validity thereof.

      4. Guarantor acknowledges and consents to the amendment to the Note herein provided and agrees that the Guaranty shall continue and remain in full force and effect with respect to the Note as herein amended.

      IN WITNESS WHEREOF the parties hereto have executed this agreement the day and date first above written.

Witness:                            BORROWER:

                                    GALION HOLDING COMPANY, a Michigan
                                          corporation


                                    By:
---------------------------            --------------------------------
                                          E. James Zabinski
                                          Vice President/Treasurer

                                    Taxpayer Identification Number:
                                    38-3060196

                                    GALION SOLID WASTE EQUIPMENT, INC.,
                                          a Michigan corporation


                                    By:
---------------------------            -------------------------------
                                          E. James Zabinski
                                          Treasurer

                                    Taxpayer Identification Number:


                                    ----------------------------------

                                    GALION DUMP BODIES, INC., a Michigan
                                          corporation


                                    By:
---------------------------            -------------------------------
                                          Carl Jaworski
                                          Treasurer

                                    Taxpayer Identification Number:


                                    ----------------------------------

                                    Address:  6200 Elmridge
                                    Sterling Heights, MI 48318





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                                    GUARANTOR:

                                    McClain Industries, Inc., a
                                          Michigan corporation



                                    By:
--------------------------              --------------------------------
                                          E. James Zabinski


                                          Its: Treasurer
                                              --------------------------



                                    Standard Federal Bank, a federal
                                          savings bank


                                    By:
                                        -----------------------------


                                        Its:
                                            -------------------------





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